UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

Datchat, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-40729	47-2502264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

204 Neilson Street

New Brunswick, NJ 08901
(Address of principal executive offices, including ZIP code)

(732) 374-3529
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock. $0.0001 par value	DATS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2022, DatChat, Inc., (the “Company” or “DatChat”), DatChat Patents I, Inc., a Nevada corporation and wholly-owned subsidiary of DatChat (“Merger Sub I”), DatChat Patents II, LLC, a Nevada limited liability company (“Merger Sub II”), and Avila Security Corporation, a Delaware corporation (“Avila”), entered into an agreement and plan of merger (the “Merger Agreement”). Pursuant to the Merger Agreement, DatChat acquired all of the issued and outstanding shares of Avila in consideration of the issuance of an aggregate of 1,000,000 shares (the “Acquisition Shares”) of restricted stock, par value $0.0001, of DatChat. The acquisition also included intellectual property rights in blockchain based digital rights management and object sharing technology, including encrypted WebRTC real-time video and audio streaming communications.

The common stock issued in the merger was issued in reliance on an exemption from registration under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, and such common stock will be restricted from the offer or resale absent registration or an available exemption under applicable federal and state securities laws.

Pursuant to the Merger Agreement, the Acquisition Shares will be subject to a “lock-up” period, with certain tranches of the Acquisition Shares being released from the lock-up commencing 6-months after the closing date, and then continuing in equal quarterly amounts from 12-months after the closing date until 21-months from the closing date.

The Merger Agreement contains customary representations and warranties of the parties and provides for indemnification of the Company, subject to certain limitations. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Merger Agreement is incorporated herein by reference only to provide information regarding the terms of the Merger Agreement, and not to provide any other factual information regarding us or our business, and should be read in conjunction with the disclosures in our periodic reports and other filings with the Securities and Exchange Commission.

The foregoing description of the Merger Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Amendment, which is attached to this Current Report on Form 8-K as Exhibit 2.1, and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On July 5, 2022, we issued a press release regarding the Merger Agreement described above under Item 1.01 of this Current Report on Form 8-K. A copy of this press release is filed as an Exhibit to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, that is provided solely in connection with Regulation FD.

Notice Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or our future performance. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates”, “targets” or “believes”, or variations of, or the negatives of, such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement.

Although we believe that the expectations expressed in such forward looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include our business plans and strategies, our future business development, market acceptance of electric vehicles, our ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, and other risks discussed in our filings with the U.S. Securities and Exchange Commission. Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings on the SEC’s website. We disclaim any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
2.1†	Agreement and Plan of Merger, dated as of June 29, 2022, by and among DatChat, Inc., DatChat Patents I, Inc., DatChat Patents II, LLC, and Avila Security Corporation
99.1	Press release dated July 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the schedules (and/or exhibits) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule (and/or exhibit) will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2022

Datchat, Inc.

/s/ Darin Myman
Darin Myman
Chief Executive Officer